Virtus Disciplined Small-Cap Growth Fund

and Virtus Index Fund,

each a series of Virtus Insight Trust

Supplement dated June 17, 2009, to the Prospectus dated May 1, 2009,

and to the Statement of Additional Information dated May 1, 2009,

each as supplemented

IMPORTANT NOTICE TO INVESTORS

VIRTUS DISCIPLINED SMALL-CAP GROWTH FUND AND VIRTUS INDEX FUND

On June 3, 2009, the Board of Trustees of the Virtus Insight Trust voted to liquidate the Virtus Disciplined Small-Cap Growth Fund and the Virtus Index Fund. Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Funds. Effective July 1, 2009, the Virtus Disciplined Small-Cap Growth Fund and the Virtus Index Fund will be closed to new investors and additional investor deposits.

On or about July 16, 2009, the Funds will be liquidated at their respective net asset value. Prior to such time, shareholders may exchange their shares of the Virtus Disciplined Small-Cap Growth Fund and the Virtus Index Fund for shares of the same class of any other Virtus Mutual Fund. Virtus Mutual Funds include those mutual funds advised or subadvised by the Adviser or its advisory affiliates and distributed by the Distributor, provided such other mutual funds extend reciprocal privileges to shareholders of the Virtus Mutual Funds. Shareholders may also redeem their shares at any time prior to the Funds’ liquidation on July 16, 2009. There will be no fees or sales charges associated with exchange requests and, effective immediately, deferred sales charges will be waived on redemptions of Class C Shares.

Any investment not exchanged or redeemed by the close of business on July 16, 2009 will be liquidated and the proceeds mailed to shareholders, except State Street Bank & Trust custodial accounts, which will be exchanged for Class A shares of the Virtus Insight Money Market Fund. Shareholders with State Street Bank & Trust custodial accounts should consult the prospectus for the Virtus Insight Money Market Fund for information about that fund.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Fund’s liquidation.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

VIT 8003/Closing DSCGF&IF (6/09)